UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2025

FIRST BANCORP.
(Exact name of registrant as specified in its charter)

Puerto Rico	001-14793	66-0561822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1519 Ponce de Leon Ave., P.O. Box 9146 San Juan, Puerto Rico	00908-0146
(Address of Principal Executive Offices)	(Zip Code)

(787) 729-8200
Registrant’s Telephone Number, Including Area Code:

Not applicable
(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	FBP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02 (e) Compensatory Arrangements of Certain Officers

On March 19, 2025, the Board of Directors (the “Board”) of First BanCorp. (the “Corporation”), as part of its annual competitive review of executive compensation, and with guidance from its independent compensation consultant, Pearl Meyer & Partners LLC, approved the following changes to the compensation structure for the Corporation’s Chief Executive Officer (“CEO”). Except for the changes to compensation discussed below, there were no changes to the terms and conditions of the short-term incentive program, long-term incentive program or any other components of executive compensation under the Corporation’s compensation plans and programs detailed in the Corporation’s 2024 Annual Proxy Statement filed with the Securities and Exchange Commission on April 8, 2024.

Change to Base Salary for CEO

The Board approved a 3.5% increase in the annual base salary for Aurelio Alemán, CEO, from $1,080,000 to $1,117,800, effective April 1, 2025.

Changes to Short-Term Incentive Program and Incentive Opportunity for the CEO

The Board approved an adjustment to the target opportunity as a percentage of base salary under the short-term incentive program for Aurelio Alemán, CEO, from 115% to 125%, effective for the short-term incentive payout to be paid in 2026 based upon fiscal year 2025 performance.

Changes to Long-Term Incentive Program and Incentive Opportunities for the CEO

The Board approved an increase in the target opportunity as a percentage of base salary under the long-term incentive program for Aurelio Alemán, CEO, from 200% to 215%, effective for the long-term incentive to be awarded in 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANCORP.

Date: March 25, 2025	/s/ Sara Alvarez
Sara Alvarez
EVP and General Counsel